SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 31, 2001

AMERICAN NATIONAL BANKSHARES INC.

(Exact name of registrant as specified in its charter)

Virginia	0-12820	54-1284688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

628 Main Street
Danville, Virginia		24541
(Address of principal executive offices)		(Zip Code)
(804) 792-5111
(Registrant's telephone number, including area code)

ITEM 9. Regulation FD Disclosure

The information below will be sent to shareholders and interested investors throughout 2001 and was included as part of the 2000 Annual Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American National Bankshares Inc.

Date: May 31, 2001	By: /s/ T. Allen Liles
Senior Vice President and
Secretary-Treasurer

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